UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

OPTION CARE HEALTH, INC .

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! OPTION CARE HEALTH, INC. 3000 LAKESIDE DRIVE SUITE 300N BANNOCKBURN, IL 60015 OPTION CARE HEALTH, INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET You invested in OPTION CARE HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Vote Virtually at the Meeting* May 17, 2023 12:00 PM CDT Virtually at: www.virtualshareholdermeeting.com/OPCH2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V06677-P89236 Get informed before you vote View the Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V06678-P89236 1. To elect ten nominees identified in the accompanying proxy statement to serve as directors. Nominees: 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2023. 3. To approve, on a non-binding advisory basis, our executive compensation. 4. To conduct an advisory vote on the frequency of a stockholder vote on our executive compensation. NOTE: To transact other business as may properly come before the meeting or any adjournment of the meeting. For For For 01) John J. Arlotta 02) Elizabeth Q. Betten 03) Elizabeth D. Bierbower 04) Natasha Deckmann 05) David W. Golding 06) Harry M. Jansen Kraemer, Jr. 07) R. Carter Pate 08) John C. Rademacher 09) Nitin Sahney 10) Timothy P. Sullivan 1 Year